Exhibit 99.1

                                         Ford Motor Company and Subsidiaries
                                          CONSOLIDATED STATEMENT OF INCOME
                                          --------------------------------
                                  For the Periods Ended December 31, 2001 and 2000
                                                    (in millions)

                                                                               Fourth Quarter                      Full Year
                                                                          ------------------------        --------------------------
                                                                            2001            2000            2001              2000
                                                                          ---------      ---------        ---------        ---------
                                                                                (unaudited)               (unaudited)
AUTOMOTIVE
Sales                                                                     $33,772        $35,107         $131,528          $141,230

Costs and expenses
Costs of sales                                                             37,400         31,361          129,159           126,114
Selling, administrative and other expenses                                  2,753          2,823            9,937             9,884
                                                                          -------        -------          --------         --------
  Total costs and expenses                                                 40,153         34,184          139,096           135,998

Operating income (loss)                                                    (6,381)           923           (7,568)            5,232

Interest income                                                               149            349              766             1,488
Interest expense                                                              373            371            1,378             1,383
                                                                          -------        -------          -------          --------
  Net interest income (expense)                                              (224)           (22)            (612)              105
Equity in net income (loss) of affiliated companies                          (170)            (6)            (856)              (70)
                                                                          -------        -------          -------          --------

Income (loss) before income taxes - Automotive                             (6,775)           895           (9,036)            5,267

FINANCIAL SERVICES
Revenues                                                                    7,378          7,493           30,884            28,828

Costs and expenses
Interest expense                                                            2,139          2,544            9,470             9,519
Depreciation                                                                2,691          2,375           10,564             9,408
Operating and other expenses                                                1,478          1,254            5,733             4,971
Provision for credit and insurance losses                                   1,528            616            3,665             1,963
                                                                          -------        -------          -------          --------
  Total costs and expenses                                                  7,836          6,789           29,432            25,861
                                                                          -------        -------          -------          --------

Income (loss) before income taxes - Financial Services                       (458)           704            1,452             2,967
                                                                          --------       -------          -------          --------

TOTAL COMPANY
Income (loss) before income taxes                                          (7,233)         1,599           (7,584)            8,234
Provision for income taxes                                                 (2,153)           506           (2,151)            2,705
                                                                          -------        -------          --------         --------
Income (loss) before minority interests                                    (5,080)         1,093           (5,433)            5,529
Minority interests in net income of subsidiaries                              (12)            16               20               119
                                                                          --------       -------          -------          --------
Income (loss) from continuing operations                                   (5,068)         1,077           (5,453)            5,410
Income from discontinued operation (Note 2)                                     -              -                -               309
Loss on spin-off of discontinued operation (Note 2)                             -              -                -            (2,252)
                                                                          --------       -------          -------          --------
Net income (loss)                                                         $(5,068)       $ 1,077          $(5,453)         $  3,467
                                                                          ========       =======          =======          ========
Income (loss) attributable to Common and Class B Stock
 after Preferred Stock dividends                                          $(5,072)       $ 1,073          $(5,468)         $  3,452

Average number of shares of Common and Class B
 Stock outstanding (Note 3)                                                 1,810          1,873            1,820             1,483

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK (Note 3)
Basic income
     Income (loss) from continuing operations                             $ (2.81)       $  0.58          $ (3.02)         $   3.66
     Income from discontinued operation                                         -              -                -              0.21
     Loss on spin-off of discontinued operation                                 -              -                -             (1.53)
                                                                          -------        -------          -------          ---------
     Net income (loss)                                                    $ (2.81)       $  0.58          $ (3.02)         $   2.34
Diluted income
     Income (loss) from continuing operations                             $ (2.81)       $  0.57          $ (3.02)         $   3.59
     Income from discontinued operation                                         -              -                -              0.21
     Loss on spin-off of discontinued operation                                 -              -                -             (1.50)
                                                                          -------        -------          -------          ---------
     Net income (loss)                                                    $ (2.81)       $  0.57          $ (3.02)         $   2.30

Cash dividends                                                            $  0.15        $  0.30          $  1.05          $   1.80


The accompanying notes are part of the financial statements.



                                         Ford Motor Company and Subsidiaries
                                             CONSOLIDATED BALANCE SHEET
                                             --------------------------
                                          As of December 31, 2001 and 2000
                                                    (in millions)

                                                                                                       2001             2000
                                                                                                  ---------------- ---------------
                                                                                                   (unaudited)
 ASSETS
Automotive
Cash and cash equivalents                                                                           $  4,079         $  3,374
Marketable securities                                                                                 10,949           13,116
                                                                                                    --------         --------
   Total cash and marketable securities                                                               15,028           16,490

Receivables                                                                                            2,214            4,685
Inventories (Note 4)                                                                                   6,191            7,514
Deferred income taxes                                                                                  2,595            2,239
Other current assets                                                                                   6,155            5,318
Current receivable from Financial Services                                                               938            1,587
                                                                                                    --------         --------
   Total current assets                                                                               33,121           37,833

Equity in net assets of affiliated companies                                                           2,450            2,949
Net property                                                                                          33,121           37,508
Deferred income taxes                                                                                  5,996            3,342
Other assets                                                                                          13,631           12,680
                                                                                                    --------         --------
   Total Automotive assets                                                                            88,319           94,312

Financial Services
Cash and cash equivalents                                                                              3,139            1,477
Investments in securities                                                                                628              817
Finance receivables, net                                                                             111,958          125,164
Net investment in operating leases                                                                    47,262           46,593
Other assets                                                                                          21,525           12,390
Receivable from Automotive                                                                             3,712            2,637
                                                                                                    --------         --------
   Total Financial Services assets                                                                   188,224          189,078
                                                                                                    --------         --------

   Total assets                                                                                     $276,543         $283,390
                                                                                                    ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive
Trade payables                                                                                      $ 15,677         $ 15,075
Other payables                                                                                         4,577            4,011
Accrued liabilities                                                                                   23,990           23,369
Income taxes payable                                                                                       -              449
Debt payable within one year                                                                             302              277
                                                                                                    --------         --------
   Total current liabilities                                                                          44,546           43,181

Long-term debt                                                                                        13,492           11,769
Other liabilities                                                                                     30,868           29,610
Deferred income taxes                                                                                    362              353
Payable to Financial Services                                                                          3,712            2,637
                                                                                                    --------         --------
   Total Automotive liabilities                                                                       92,980           87,550

Financial Services
Payables                                                                                               3,095            5,297
Debt                                                                                                 153,543          153,510
Deferred income taxes                                                                                  9,703            8,677
Other liabilities and deferred income                                                                  7,826            7,486
Payable to Automotive                                                                                    938            1,587
                                                                                                    --------         --------
   Total Financial Services liabilities                                                              175,105          176,557

Company-obligated mandatorily redeemable preferred securities of a subsidiary
ttrust holding solely junior subordinated debentures of the Company                                      672              673

Stockholders' equity
Capital stock
 Preferred Stock, par value $1.00 per share (aggregate liquidation preference
   of $177 million)                                                                                        *                *
 Common Stock, par value $0.01 per share (1,837 million shares issued)                                    18               18
 Class B Stock, par value $0.01 per share (71 million shares issued)                                       1                1
Capital in excess of par value of stock                                                                6,001            6,174
Accumulated other comprehensive income                                                                (5,913)          (3,432)
ESOP loan and treasury stock                                                                          (2,823)          (2,035)
Earnings retained for use in business                                                                 10,502           17,884
                                                                                                    --------         --------
   Total stockholders' equity                                                                          7,786           18,610
                                                                                                    --------         --------

   Total liabilities and stockholders' equity                                                       $276,543         $283,390
                                                                                                    ========         ========

- - - - -
*Less than $1 million

The accompanying notes are part of the financial statements.



                                         Ford Motor Company and Subsidiaries
                                        CONSOLIDATED STATEMENT OF CASH FLOWS
                                        ------------------------------------
                                For the Years Ended December 31, 2001, 2000 and 1999
                                                    (in millions)

                                                       2001                        2000                         1999
                                            -------------------------- --------------------------- ------------------------------

                                                           Financial                    Financial                   Financial
                                            Automotive     Services       Automotive    Services      Automotive    Services
                                            ----------- -------------- -------------- ------------ --------------- --------------
                                                   (unaudited)
Cash and cash equivalents at January 1       $  3,374     $  1,477       $  2,793      $  1,588      $  3,143      $  1,151

Cash flows from operating activities           10,102       13,712         18,307        15,457        14,851        12,540

Cash flows from investing activities
 Capital expenditures                          (6,357)        (651)        (7,393)         (955)       (7,069)         (590)
 Acquisitions of other companies               (1,998)        (737)        (2,662)         (112)       (5,763)         (144)
 Acquisitions of receivables and lease
  Investments                                       -      (96,505)             -       (96,512)            -       (80,422)
 Collections of receivables and lease
  Investments
  Investments                                       -       47,288              -        54,290             -        46,646
 Net acquisitions of daily rental vehicles          -       (1,412)             -        (2,107)            -        (1,739)
 Purchases of securities                      (11,924)        (734)        (5,395)         (564)       (3,609)         (900)
 Sales and maturities of securities            11,830          759          4,938           557         2,352         1,100

 Proceeds from sales of receivables and
  lease investments
  lease investments                                 -       41,419              -        19,439             -         9,931
 Net investing activity with
  Financial Services
  Financial Services                              186            -            645             -         1,329             -
 Other                                            367          250              -          (320)          (70)          119
                                             --------     --------       --------      --------      --------      --------
   Net cash used in investing activities       (7,896)     (10,323)        (9,867)      (26,284)      (12,830)      (25,999)

Cash flows from financing activities
 Cash dividends
 Cash dividends                                (1,929)           -         (2,751)            -        (2,290)            -
 Issuance of Common Stock                         453            -            592             -           274             -
 Purchase of Ford treasury stock               (1,838)           -         (1,821)            -          (707)            -
 Changes in short-term debt                        38      (18,311)          (776)       (6,406)         (429)        5,547
 Proceeds from issuance of other debt           2,088       44,129          2,363        37,086         3,143        37,184
 Principal payments on other debt              (1,122)     (26,135)        (1,277)      (17,158)         (821)      (28,672)
 Value Enhancement Plan payments                    -            -         (5,555)            -             -             -
 Net debt repayments from discontinued
  Operation                                         -            -            650             -             -             -
 Net cash distribution to
  discontinued operation                            -            -            (85)            -             -             -
 Net financing activity with Automotive             -         (186)             -          (645)            -        (1,329)
 Other                                            261         (424)           139          (585)         (127)           88
                                             --------     --------       --------      --------      --------      --------
   Net cash (used in)/provided by
    financing activities
    financing activities                      ( 2,049)        (927)        (8,521)       12,292          (957)       12,818

Effect of exchange rate changes on c             (101)        (151)           (55)         (859)          (57)         (279)
Net transactions with Automotive/
 Financial Services
 Financial Services                               649         (649)           717          (717)       (1,357)        1,357
                                             --------     --------       --------      --------      --------      --------

   Net increase/(decrease) in cash and
    cash
equivalents
    cash equivalents                              705        1,662            581          (111)         (350)          437
                                             --------     --------       --------      --------      ---------     --------

Cash and cash equivalents at December 31     $  4,079     $  3,139       $  3,374      $  1,477      $  2,793      $  1,588
                                             ========     ========       ========      ========      ========      ========

The accompanying notes are part of the financial statements.

                                        Ford Motor Company and Subsidiaries

                                           NOTES TO FINANCIAL STATEMENTS
                                           -----------------------------
                                                    (unaudited)

1. Financial Statements - The financial data presented herein are unaudited, but in the opinion of management reflect those adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of such information. Reference should be made to the financial statements contained in the registrant's 2000 Annual Report on Form 10-K for the year ended December 31, 2000. For purposes of Notes to Financial Statements, "Ford" or the "Company" means Ford Motor Company and its majority owned subsidiaries unless the context requires otherwise. Certain amounts for prior periods were reclassified to conform with present period presentation.


2. Discontinued Operation - On June 28, 2000, we distributed our 100% ownership interest in Visteon Corporation, our former automotive components subsidiary, by means of a tax-free spin-off in the form of a dividend on Ford Common and Class B Stock. The total value of the distribution was $2.1 billion for an after-tax loss of $2.3 billion. This loss represented the excess of the carrying value of our net investment over the market value on the distribution date. Our financial statements reflect Visteon as a "discontinued operation" for all periods shown.

     In connection with the spin-off of Visteon, certain people working for Visteon remain Ford employees, with Visteon reimbursing Ford for the expenses, and Ford retaining certain pension and postretirement benefit obligations for qualified employees that are working or who have worked for Visteon.

     Visteon's revenues, not included in Ford's revenues, totaled $10.5 billion and $19.4 billion for the years ended December 31, 2000 and 1999. Income from discontinued operations for the years ended December 31, 2000 and 1999 is reported net of income tax expense of $182 million and $422 million.

3. Income Per Share of Common and Class B Stock - The calculation of diluted income per share of Common and Class B Stock takes into account the effect of obligations, such as stock options, considered to be potentially dilutive. Basic and diluted income per share were calculated using the following (in millions):

                                                               Fourth Quarter               Full Year
                                                          -------------------------    -----------------------
                                                            2001           2000          2001          2000
                                                          ----------     ----------    ----------    ---------
     Average shares outstanding                            1,812          1,873         1,820         1,483
     Issuable and uncommitted ESOP shares                     (5)           (13)           (9)           (9)
                                                           -----          -----         -----         -----
       Basic shares                                        1,807          1,860         1,811         1,474
     Contingently issuable shares                             (1)                          (1)
     Net dilutive effect of options a/                         -             35             -            30
                                                           -----          -----         -----         -----
       Diluted shares                                      1,806          1,895         1,810         1,504
                                                           =====          =====         =====         =====

       - - - - -
       a/ Incremental shares relating to stock options of 30 million were not included in the calculation of diluted EPS for 2001 due to their antidilutive effect.

4. Inventories - Automotive Sector - Inventories at December 31 were as follows (in millions):

                                                                         2001              2000
                                                                    ---------------   -------------
Raw materials, work-in-process and supplies                          $ 2,436           $ 3,284
Finished products                                                      4,660             5,325
                                                                     -------           -------
  Total inventories at FIFO                                          $ 7,096           $ 8,609
Less LIFO adjustment                                                    (905)           (1,095)
                                                                     -------           -------
  Total Inventories                                                  $ 6,191           $ 7,514
                                                                     =======           =======

     Inventories are stated at lower of cost or market. About one-third of inventories were determined under the last-in, first-out method. Reduction of FIFO inventory in 2001 resulted in a decrement of a base year LIFO layer, reducing cost of sales by $63 million.

5. Derivative Financial Instruments - We adopted Statement of Financial Accounting Standard ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities, as amended, on January 1, 2001. Our operations are exposed to global market risks, including the effect of changes in currency exchange rates, commodity prices, and interest rates. We use derivatives to manage these financial exposures as an integral part of our overall risk management program. We do not use derivatives for speculative purposes. We recognize fair value hedges through earnings and cash flow hedges through other comprehensive income. In prior years, gains and losses on currency and interest rate derivatives were deferred and recognized through earnings with the related underlying transactions.

    Exchange rate risk is managed by use of foreign currency agreements, including forward contracts, swaps, and options. Commodity price risk is managed by use of forward price contracts and options. Exchange rate and commodity risk derivatives are primarily accounted for as cash flow hedges and generally mature in 3 years or less, with a maximum maturity of 8 years. Interest rate risk is managed by entering into interest rate swap agreements to change the interest rate characteristics of our debt (primarily used in the Financial Services sector) to match the interest rate characteristics of related assets. These interest rate derivatives are designated as either cash flow or fair value hedges. In addition, we use forward contracts to hedge certain net investments in foreign operations and hold other derivatives that presently do not qualify for hedge accounting treatment under SFAS 133. During the fourth quarter of 2001, we reevaluated our plans with respect to certain forward purchase commitments for various commodities that were previously excluded from the scope of SFAS 133 and determined that they no longer qualify for exclusion. Accordingly, we recorded a mark-to-market adjustment of $450 million as of December 31, 2001. Derivatives accounted for as cash flow hedges comprise most of the balance of SFAS 133 activity reported as a part of stockholders' equity.

    Adjustments to income and to stockholders' equity for the quarter and at December 31, 2001, were (in millions):

                                                  Automotive          Financial Services          Total Company
                                             ---------------------  ----------------------   ------------------------
                                              Fourth      Full       Fourth       Full         Fourth        Full
                                             Quarter      Year       Quarter      Year         Quarter       Year
                                             ---------  ----------  ----------  ----------   ------------ -----------
       Income before income taxes a/          $(454)      $(588)     $(160)       (251)      $  (614)     $  (839)
       Net income                              (295)       (387)       (99)       (157)         (394)        (544)
       Stockholders' equity b/                                                                    28       (1,099)

       a/ Automotive recorded in cost of sales; Financial Services recorded in operating and other expenses
       b/ Recorded in accumulated other comprehensive income

    The $1,099 million recorded in stockholders' equity is comprised of amounts remaining from the $550 million transition adjustment on January 1, 2001 and net losses on derivative instruments for the year (net of $144 million of such amounts reclassified to income (loss) during the year). We expect to reclassify losses of $289 million ($96 million relates to transition adjustment) from stockholders' equity to net income during the next twelve months. These amounts are net of tax impact.

6.  Summary Quarterly Financial Data
    --------------------------------
    (in millions, except amounts per share)

                                                                  2001                                      2000
                                                 ------------------------------------------- ---------------------------------------
                                                  First     Second      Third      Fourth     First     Second    Third     Fourth
                                                  Quarter    Quarter    Quarter     Quarter   Quarter   Quarter   Quarter   Quarter
                                                 --------- ----------- ---------- ---------- --------- --------- --------- ---------
                 Automotive
                   Sales                          $34,650   $34,552    $28,554     $33,772    $36,175   $37,366   $32,582   $35,107
                   Operating income (loss)          1,329    (1,432)    (1,084)     (6,381)     2,322     1,413       574       923
                 Financial Services
                   Revenues                         7,796     7,762      7,948       7,378      6,729     7,133     7,473     7,493
                   Income (loss) before income
                    taxes                             594       690        626        (458)       643       764       856       704
                 Total Company
                   Income (loss) from
                    continuing operations           1,059      (752)      (692)     (5,068)     1,932     1,513       888     1,077
                 Common and Class B per share
                   Basic income (loss) from
                    continuing operations         $  0.58   $ (0.42)   $ (0.39)    $ (2.81)   $  1.61   $  1.26   $  0.54   $  0.58
                   Diluted (loss) income from
                    continuing operations a/         0.56     (0.42)     (0.39)      (2.81)      1.58      1.24      0.53      0.57

                 a/ Diluted earnings per share amounts have been revised to account for the antidilutive effect of stock options.